MAINSTAY VP FUNDS TRUST

Supplement dated December 15, 2017 (“Supplement”) to the

Statement of Additional Information, dated May 1, 2017, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Statement of Additional Information.

At a Special Meeting of Shareholders held on October 23, 2017, shareholders of the Portfolios approved the election of eight Trustees to the Board, each of whom already served as Trustee. Each Trustee is elected to serve until his or her successor is elected and qualified or until his or her resignation, death or removal.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.